SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2015, Newmont Mining Corporation, a Delaware corporation (the “Company”), issued a news release announcing that it has entered into a definitive stock purchase agreement (the “Purchase Agreement”) with AngloGold Ashanti North America Inc. (“AngloGold”), AngloGold Ashanti USA Incorporated, AngloGold Ashanti (Colorado) Corp., GCGC LLC and, for limited purposes, AngloGold Ashanti Limited, to acquire from AngloGold 100% of the interest in the Cripple Creek & Victor (“CC&V”) gold mine located in Colorado (the “Acquisition”).

Pursuant to the Purchase Agreement, the total consideration for the Acquisition consists of (i) $820 million payable in cash at closing (subject to customary adjustments) and (ii) a 2.5 percent net smelter return royalty for gold production from potential future underground ore. The Acquisition is expected to close in the third quarter of 2015, subject to satisfaction or waiver of certain conditions, including the receipt of antitrust clearance in the United States under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and of approvals from the South African Reserve Bank, as well as the satisfaction or waiver of other customary closing conditions.

A copy of the Company’s press release announcing its entry into the Purchase Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 1.01 of this Form 8-K and Exhibit 99.1 thereto contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.1.

ITEM 8.01.	Other Events.

On June 8, 2015, the Company issued a news release announcing its intention to conduct a public offering of 29,000,000 million shares of common stock, subject to market and other conditions, pursuant to its shelf registration statement filed with the Securities and Exchange Commission (the “Commission”).

A copy of the Company’s news release announcing its intention to conduct a public offering is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

This Form 8-K shall be deemed to be incorporated by reference into the prospectus supplement filed with the Commission on June 8, 2015, forming part of the Company’s Registration Statement on Form S-3ASR (No. 333-183964) and part of such prospectus from the date of the filing thereof.

Important Legal Information

Item 8.01 of this Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus.

An electronic copy of the prospectus supplement and accompanying base prospectus for the offering may be obtained at www.sec.gov.

Item 8.01 of this Form 8-K and Exhibit 99.2 thereto contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 8, 2015

99.2	Press Release, dated June 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan H. Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: June 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 8, 2015

99.2	Press Release, dated June 8, 2015